FOR IMMEDIATE RELEASE:
Thursday, May 26, 2005

DONALDSON COMPANY AND SURMODICS JOINTLY DEVELOPING
NANOFIBER CELL CULTURE PRODUCTS

New synthetic ECM mimics 3-D cell growth in body

        MINNEAPOLIS, MN – May 26, 2005 – Donaldson Company, Inc. (NYSE:DCI), a leading worldwide manufacturer of filtration systems, and SurModics, Inc. (NASDAQ:SRDX), a leading provider of surface modification and drug delivery technologies to the healthcare industry, announced today that they have entered into a joint development agreement to combine Donaldson’s nanofiber technology with SurModics’ surface modification technology. The two companies are jointly developing novel 3-dimensional Ultra-Web™ Synthetic Extracellular Matrix (ECM) products to enhance cell culture, cell-based bioassays, and other in vitro cell-related applications.

        Currently, researchers must choose between traditional 2-dimensional plastic or glass culture surfaces bearing no resemblance to in vivo conditions, or biologically derived matrices, which are expensive and inconsistent. Donaldson and SurModics are developing a tailored, synthetic 3-D cell culture platform that more accurately emulates the cells’ native environment, thus making research results more relevant.

        “We are excited about the opportunity to establish this relationship with the leader in nanofiber technology and another strong Minnesota company,” said Bruce Barclay, President and COO of SurModics. “By leveraging each company’s strengths, Donaldson nanofibers with SurModics coatings, we expect to be able to develop cell and tissue culture products that will offer significant advantages to researchers around the world.”

        “Donaldson is pleased to be working with SurModics,” said Jim Giertz, Donaldson’s Senior Vice President, Industrial Products. “We recently launched our patent-pending Ultra-Web™ Synthetic ECM cell culture products, and we know from our ongoing collaboration with SurModics that the combination of their coating technology with our synthetic nanofiber matrix will significantly enhance the performance of these new cell and tissue culture products. Further, because this is Donaldson’s first move into the biosciences market, we will benefit from SurModics’ market expertise and strong record of success.”

        Ongoing research done in collaboration with Dr. Sally Meiners and her co-workers at UMDNJ-Robert Wood Johnson Medical School and Dr. Melvin Schindler, Dept. of Biochemistry and Molecular Biology, Michigan State University, is showing that the technology will have important applications for use in basic research and cell-based high throughput screening (HTS) for the discovery and development of new drug compounds.

        “Our first research results with Ultra-Web™ Synthetic ECM were recently published in two journals: Biomaterials and Biochemical and Biophysical Research Communications (BBRC),” said Dr. Schindler. “During the past year, we have performed additional testing using the SurModics technology to attach biologically active peptides to Ultra-Web™ Synthetic ECM. The results from these experiments suggest peptide modification of Ultra-Web™ dramatically enhances biological activity of stem cells and neurons. We expect our latest results to be published in the next few months. With the combined technologies, the research community will now have a “tool kit” for cell culture that can be used to promote the appropriate biological response for various cell types.”

SurModics, Inc. & Donaldson Company, Inc.
May 26, 2005

        Additional information about Donaldson Ultra-Web™ Synthetic ECM products can be found at www.synthetic-ecm.com

About Donaldson Company
        Donaldson Company, Inc. is a leading worldwide provider of filtration systems and replacement parts. Founded in 1915, Donaldson is a technology-driven company committed to satisfying customer needs for filtration solutions through innovative research and development. Donaldson serves customers in the industrial and engine markets including in-plant air cleaning, compressed air and gas purification, power generation, disk drive filtration, off-road equipment and trucks. Our 10,000 employees contribute to the company’s success at over 30 manufacturing locations around the world. Donaldson is a member of the S&P MidCap 400 Index and Donaldson shares are traded on the New York Stock Exchange under the symbol DCI. Additional company information is available at www.donaldson.com.

About SurModics, Inc.
        SurModics, Inc. (NASDAQ — SRDX) is a leading provider of surface modification technologies, in the areas of biocompatibility, site-specific drug delivery, biological cell encapsulation, and medical diagnostics. SurModics partners with the world’s foremost medical device, pharmaceutical and life science companies to bring innovation together for better patient outcomes. A significant portion of SurModics’ revenue is generated by royalties from the sale of commercial products resulting from its corporate relationships. Recent collaborative efforts include the implementation of the SurModics’ Bravo™ drug delivery polymer matrix as a key component in the first-to-market drug-eluting coronary stent. SurModics is headquartered in Minneapolis, MN and more information about the company can be found at www.surmodics.com.

SurModics Forward Looking Statements
        Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and SurModics intends that such forward looking statements be subject to the safe harbor created thereby. Factors that may cause actual results to differ from the forward-looking statements include those described in the “Risk Factors” and other sections of SurModics’ filings with the Securities and Exchange Commission. SurModics does not undertake an obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Donaldson’s Safe Harbor Statement
        The company desires to take advantage of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”) and is making this cautionary statement in connection with such safe harbor legislation. This earnings release, the Annual Report to Shareholders, any Form 10-K, 10-Q or Form 8-K of the company or any other written or oral statements made by or on behalf of the company may include forward-looking statements, forecasts and projections which reflect the company’s current views with respect to future events and financial performance but involve uncertainties that could significantly impact results. The words “believe,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “outlook,” “plan,”

SurModics, Inc. & Donaldson Company, Inc.
May 26, 2005

“promises,” “project,” “should,” “will be” and similar expressions are intended to identify “forward-looking statements” within the meaning of the Act.

The company wishes to caution investors that any forward-looking statements are subject to uncertainties and other risk factors that could cause actual results to differ materially from such statements, including but not limited to risks associated with: currency fluctuations, commodity prices, world economic factors, political factors, the company’s substantial international operations, including production facilities in China, highly competitive markets, changes in capital spending levels by customers, changes in product demand, cancellations of orders, litigation, integration of acquisitions, facility and product line rationalization, research and development expenditures, including ongoing information technology improvements, and governmental laws and regulations, including diesel emissions controls. For a more detailed explanation, see the company’s 2004 Form 10-K filed with the Securities and Exchange Commission. The company wishes to caution investors that new factors emerge from time to time, and it is not possible for management to predict all such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or a combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Investors are further cautioned not to place undue reliance on such forward-looking statements as they speak only to the company’s views as of the date the statement is made. The company undertakes no obligation to publicly update or revise any forward-looking statements.

Contact
Phil Ankeny, Chief Financial Officer and Vice President, Business Development, SurModics, Inc. (952) 829-2700

Rich Sheffer, Assistant Treasurer and Director of Investor Relations, Donaldson Company, Inc. (952) 887-3753

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